Exhibit 99

                                  PRESS RELEASE

GREENVILLE, S.C., January 31, 2005 - GrandSouth Bancorporation (OTCBB:GRRB), the bank holding company for GrandSouth Bank, today announced strong quarterly and year to date earnings. Net income for the year ending December 31, 2004 was $1,318,960, an increase of 102% compared to net income of $650,112 for the year ending December 31, 2003. Net income per diluted share for 2004 was $.47 compared to $.24 per diluted share for 2003.

Net income for the fourth quarter ended December 31, 2004 grew to $492,773 or $.18 per diluted share compared to a loss of $83,480, or $.03 per diluted share for the comparable period of 2003.

Loans, net of reserves grew to $174.2 million, an increase of 17.6% over net loans at December 31, 2003 of $148 million. Total assets grew to $208 million as of December 31, 2004 compared to $172.4 million on December 31, 2003, or an increase of 20.6% over year earlier levels. Deposits increased by 21.3% to $176.6 million at year end 2004 compared to $145.6 million at December 31, 2003.

Net interest income for the fourth quarter and for the full year grew significantly due to growth in earning assets and an improved net interest margin. Net interest income for the year ended December 31, 2004 equaled $6.7 million and represented an improvement of 24.6% over the same period of 2003.

GrandSouth Bancorporation is a public company trading in the over the counter market under the symbol GRRB.OB with two offices located at 381 Halton Road, Greenville, S.C. and 325 South Main Street, Fountain Inn, S.C.

Certain matters set forth in this news release may contain forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. However, such performance involves risks and uncertainties that may cause actual results to differ materially from those in such statements.

Contact: Ronald K. Earnest, President (864) 770 - 1000

GRANDSOUTH BANCORPORATION
BALANCE SHEETS

                                                                                         At December 31,            At December 31,
                                                                                              2004                       2003
                                                                                              ----                       ----
                                                                                           (Unaudited)                 (Audited)
ASSETS
Cash and Due From Banks ....................................................               $6,109,436                  $3,608,684
Investment Securities ......................................................               17,305,988                  14,409,219
Loans, net .................................................................              174,164,872                 148,051,270
Other Assets ...............................................................               10,490,426                   6,391,585
                                                                                         ------------                ------------

Total Assets ...............................................................             $208,070,722                $172,460,758
                                                                                         ============                ============

LIABILITIES AND SHAREHOLDERS' EQUITY
Noninterest bearing deposits ...............................................             $  8,817,734                $  9,082,231
Interest bearing deposits ..................................................              167,328,540                 136,538,717
                                                                                         ------------                ------------
            Total deposits .................................................              176,146,274                 145,620,948

Borrowings .................................................................               19,500,000                  15,100,000
Other liabilities ..........................................................                1,627,490                   2,098,485
                                                                                         ------------                ------------
            Total liabilities ..............................................              197,273,764                 162,819,433

Shareholders' equity .......................................................               10,796,958                   9,641,325
                                                                                         ------------                ------------

Total liabilities and shareholders' equity .................................             $208,070,722                $172,460,758
                                                                                         ============                ============

GRANDSOUTH BANCORPORATION
STATEMENTS OF OPERATIONS
(Unaudited)

                                                                             Three Months Ended                 Year Ended
                                                                             Ended December 31,                December 31,
                                                                             ------------------                ------------
                                                                            2004            2003             2004            2003
                                                                            ----            ----             ----            ----


Total interest income ..............................................     $3,025,523      $2,190,208     $10,508,953      $8,603,774

Total Interest expense .............................................      1,129,923         795,371       3,834,880       3,249,246
                                                                        -----------     -----------     -----------     -----------
            Net interest income ....................................      1,895,600       1,394,837       6,674,073       5,354,528

Provision for possible loan losses .................................        200,000         750,000       1,000,000       1,339,000
                                                                        -----------     -----------     -----------     -----------

            Net interest income after provision for possible
                 loan losses .......................................      1,695,600         644,837       5,674,073       4,015,528

Total noninterest income ...........................................        109,233         176,945         393,514         508,123

Total noninterest expenses .........................................      1,023,796         954,758       3,979,238       3,491,070
                                                                        -----------     -----------     -----------     -----------

            Income (Loss) before taxes .............................        781,037        (132,976)      2,088,349       1,032,581

Income tax expense (Benefit) .......................................        288,264         (49,496)        769,389         382,469
                                                                        -----------     -----------     -----------     -----------

            Net Income (Loss) ......................................    $   492,773     $   (83,480)    $ 1,318,960     $   650,112
                                                                        ===========     ===========     ===========     ===========


WEIGHTED AVERAGE NUMBER OF
     COMMON SHARES OUTSTANDING .....................................      2,165,779       2,165,970       2,165,779       2,165,970
                                                                        ===========     ===========     ===========     ===========

WEIGHTED AVERAGE NUMBER OF
     COMMON SHARES OUTSTANDING, DILUTED ............................      2,908,972       2,874,818       2,907,171       2,874,818
                                                                        ===========     ===========     ===========     ===========

NET INCOME (LOSS) PER COMMON SHARE, BASIC ..........................          $0.23          $(0.04)          $0.61           $0.30
                                                                        ===========     ===========     ===========     ===========

NET INCOME (LOSS) PER COMMON SHARE, DILUTED ........................          $0.18          $(0.03)          $0.47           $0.24
                                                                        ===========     ===========     ===========     ===========